UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 10, 2022 (January 5, 2022)

SCREAMING EAGLE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41203	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

955 Fifth Avenue

New York, NY 10075

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (310) 209-7280

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant	SCRMU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 par value	SCRM	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	SCRMW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 10, 2022, Screaming Eagle Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 75,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-third of one redeemable warrant of the Company (each whole warrant, a “Warrant”), with each Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $750,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-261671) for the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on December 15, 2021, as amended (the “Registration Statement”):

•

An Underwriting Agreement, dated January 5, 2022, by and between the Company and Goldman Sachs & Co. LLC and Citigroup Global Markets Inc., as representatives of the underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

•

A Warrant Agreement, dated January 5, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

•

A Letter Agreement, dated January 5, 2022 (the “Letter Agreement”), by and among the Company, its executive officers, its directors and the Company’s sponsor, Eagle Equity Partners V, LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

•

An Investment Management Trust Agreement, dated January 5, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

•

A Registration Rights Agreement, dated January 5, 2022, by and among the Company, the Sponsor and the Holders signatory thereto, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

•

A Private Placement Warrants Purchase Agreement, dated January 5, 2022, by and between the Company and the Sponsor (the “Private Placement Warrants Purchase Agreement”), a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

•

An Administrative Services and Indemnification Agreement, dated January 5, 2022, by and among the Company, the Sponsor and an affiliate of the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Warrants Purchase Agreement, the Company completed the private sale of 11,733,333 warrants (the “Private Placement Warrants”) to the Sponsor at a purchase price of $1.50 per Private Placement Warrant, generating gross proceeds to the Company of $17,600,000. The Private Placement Warrants are identical to the Warrants included as part of the Units sold in the IPO, except that the Private Placement Warrants, so long as they are held by the Sponsor or its permitted transferees, (i) will not be redeemable by the Company, (ii) may not (including the Class A ordinary shares issuable upon exercise of these warrants), subject to certain limited exceptions, be transferred, assigned or sold by the holders until 30 days after the completion of the Company’s initial business combination, (iii) may be exercised by the holders on a cashless basis, (iv) will use a different Black-Scholes Warrant Model for purposes of calculating the Black-Scholes Warrant Value (as defined in the Warrant Agreement) and (v) will be entitled to registration rights. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 5, 2022, in connection with the IPO, Amy Gerhskoff Bolles, Paul Buccieri, Joshua Kazam and Isaac Lee were appointed to the board of directors of the Company (the “Board”). Dr. Bolles and Messrs. Buccieri, Kazam and Lee are independent directors. Effective January 5, 2022, Dr. Bolles and Messrs. Kazam and Buccieri were appointed to the Board’s Audit Committee and Messers. Buccieri, Kazam and Lee were appointed to the Compensation Committee, with Mr. Kazam serving as chair of the Audit Committee and Mr. Lee serving as chair of the Compensation Committee.

Following the appointment of Dr. Bolles and Messrs. Buccieri, Kazam and Lee, the Board is comprised of the following three classes: the term of office of the first class of directors, Class I, consists of Dr. Bolles, Mr. Buccieri and will expire at the Company’s first annual meeting of shareholders; the term of office of the second class of directors, Class II, consists of Messrs. Kazam and Lee and will expire at the Company’s second annual meeting of shareholders; and the term of office of the third class of directors, Class III, consists of Harry E. Sloan, Eli Baker and Jeff Sagansky and will expire at the Company’s third annual meeting of shareholders.

On January 5, 2022, in connection with their appointments to the Board, each of the members of the Board entered into the Letter Agreement as well as an indemnity agreement with the Company in the form previously filed as Exhibit 10.5 to the Registration Statement.

Other than the foregoing, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and the form of indemnity agreement do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and form of indemnity agreement, copies of which are attached as Exhibit 10.1 hereto and Exhibit 10.5 to the Registration Statement, respectively, and are incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On January 5, 2022, in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association (the “Amended Charter”), effective the same day. The terms of the Amended Charter are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended Charter is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $750,000,000, comprised of $735,000,000 of the proceeds from the IPO (which amount includes $26,250,000 of the underwriters’ deferred discount) and $15,000,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes and up to $100,000 of interest to pay dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Class A Ordinary Shares included in the Units sold in the IPO (the “public shares”) properly submitted in connection with a shareholder vote to amend the Company’s Amended Charter (A) to modify the substance or timing of the Company’s obligation to redeem 100% of the public shares if it does not complete its initial business combination within 24 months from the closing of the IPO or within 27 months from the closing of the IPO if the Company has executed a definitive agreement for its initial business combination within 24 months from the closing of the IPO or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity or (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 24 months from the closing of the IPO or within 27 months from the closing of the IPO if the Company has executed a definitive agreement for its initial business combination within 24 months from the closing of the IPO, subject to applicable law.

On January 5, 2022, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On January 10, 2022, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 5, 2022, by and between the Company, Goldman Sachs & Co. LLC and Citigroup Global Markets Inc. as representatives of the underwriters.

3.1	Amended and Restated Memorandum and Articles of Association.

4.1	Warrant Agreement, dated January 5, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated January 5, 2022, by and among the Company, its executive officers, its directors and Eagle Equity Partners V, LLC.

10.2	Investment Management Trust Agreement, dated January 5, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated January 5, 2022, by and among the Company, Eagle Equity Partners V, LLC and the Holders signatory thereto.

10.4	Private Placement Warrants Purchase Agreement, dated January 5, 2022, by and between the Company and Eagle Equity Partners V, LLC.

10.5	Administrative Services and Indemnification Agreement, dated January 5, 2022, by and between the Company, Eagle Equity Partners V, LLC, and an affiliate of Eagle Equity Partners V, LLC.

99.1	Press Release, dated January 6, 2022.

99.2	Press Release, dated January 10, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCREAMING EAGLE ACQUISITION CORP.

By:	/s/ Eli Baker
Name: Eli Baker
Title: Chief Executive Officer

Dated: January 10, 2022